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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 3, 1998
                                                 ------------------------------

                          SWISSRAY International, Inc.
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               (Exact name of registrant as specified in charter)


   New York                       0-26972                    16-0950197
(State or Other                (Commission                 (IRS Employer
Jurisdiction of                File Number)                Identification
Incorporation)                                                 Number)

200 East 32nd Street, New York, New York                        10016
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(Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code           212-545-0095
                                                  ------------------------------


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          (Former name or former address, if changed since last report)





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Item 4.  Changes in Registrant's Certifying Accountant.

    (a) Termination of client-auditor relationship prior to completion of any audit.

         (i) On or about June 22, 1998 the Registrant, pursuant to written engagement letter, retained the services of STG-Coopers & Lybrand AG ("STG") for purposes of conducting an audit of the Registrant's consolidated statements for the year ended June 30, 1998.

         (ii) STG was advised both orally and in writing on a number of occasions that it was essential that the audit be concluded within 90 days of the close of the Registrant's fiscal year so that same may be utilized for purposes of a timely filing of Registrant's Form 10-K with the Securities and Exchange Commission ("SEC").

         (iii) Registrant fully cooperated with STG with respect to the above referenced audit and such cooperation was done in a timely manner by providing STG with any and all documentation requested.

         (iv) On more than one occasion STG assured Registrant that the audit would be concluded in a timely manner.

         (v) When the audit was not concluded within 90 days of the close of the Registrant's fiscal year, Registrant timely filed a Form 12b-25 with the SEC so as to obtain an additional 15 days within which to timely file its Form 10-K.

         (vi) Registrant advised STG of the fact that Registrant had an additional 15 days within which to timely file its aforesaid Form 10-K.

         (vii) STG assured Registrant that the audit would be completed in a timely manner so as to permit filing of such Form 10-K within such additional 15 day time period..

         (viii) STG was advised that the failure to timely file the aforesaid Form 10-K would result in NASDAQ assigning the letter "E" so that Registrant's NASDAQ symbol would read SRMIE indicating its lack of compliance with NASDAQ Marketplace Rule 4310(c)(14) and in fact Registrant's trading symbol was changed to SRMIE.

         (ix) STG was advised that NASDAQ would take further action if the 10-K were not filed immediately. In fact, STG was advised in writing to ".. assign the highest priority to the .. audit" and to ".. immediately prepare and fax to all parties concerned .. an updated list of any and all outstanding items required .. to conclude your audit ..".

         (x) Simultaneously with the above request and demands, Registrant attempted on numerous occasions to establish and engage in a conference call with STG but


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on each such attempt was rebuffed.

         (xi) Thereafter, NASDAQ determined to delist the Registrant's securities effective with the close of business October 26, 1998.

         (xii) By way of letter dated November 2, 1998 STG advised Registrant that it had ceased to represent Registrant. Copy of such letter is annexed hereto as Exhibit 99.1.

         (xiii) Since receipt of such letter Registrant has been in communication with one of the signatories thereto and has repeatedly requested that Registrant be advised as to what reasons, if any, STG ceased its relationship with Registrant.

         (xiv) As recently as November 6, 1998, STG refused to provide any explanation as to why it ceased its relationship with Registrant but did indicate that such cession was not due to STG discovering any material errors or fraud or illegal acts on the part of Registrant or its agents during the course of it conducting its incomplete audit.

         (xv) To the best of Registrant's knowledge there were no disagreements with STG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of STG would have caused STG to make reference to them in their report if ever concluded, on the financial statements of Registrant for fiscal year ended June 30, 1998 (or otherwise).

         (xvi) The Registrant has provided STG with a copy of the disclosure contained herein in response to Item 304 (a) of Regulation S-K no later than the day that the disclosures are filed with the SEC. Furthermore, the Registrant has requested STG to furnish the Registrant with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant in response to Item 304 (a) of Regulation S-K and, if not, stating the respects in which it does not agree. The Registrant has requested STG to provide the letter as promptly as possible so that the Registrant can either (i) file the letter with this report; or (ii) with the SEC within 10 business days after the filing of this report. Notwithstanding the 10-business day period, the Registrant will endeavor to file such letter by amendment within 5 business days of receipt.

         (b) Previous independent accountants - since STG never concluded any audit on behalf of Registrant, the Registrant is including the following information as same relates to the auditing firm which did audit Registrant's books and records for its prior two fiscal years ended June 30, 1997 and June 30, 1996 respectively as follows - which information was heretofore contained in Registrant's Form 8-K with date of report of November 7, 1997.

         (i) On November 7, 1997, the Registrant's former accountants, Bederson & Co. LLP ("Bederson") were dismissed.



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         (ii) The reports of Bederson on the financial statements for the past two fiscal years of the Registrant contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

         (iv) In connection with its audits for the two most recent fiscal years and through November 7, 1997, there were no disagreements with Bederson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bederson would have caused Bederson to make reference to them in their report on the financial statements for such years.

         (v) The Registrant had provided Bederson with a copy of the disclosures contained herein in response to Item 304 (a) of Regulation S-K no later than the day that the disclosures were filed with the SEC. Furthermore, the Registrant had requested Bederson to furnish the Registrant with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant in response to Item 304 (a) of Regulation S-K and, if not, stating the respects in which it does not agree. Bederson's letter to the SEC dated November 18, 1997 was heretofore filed with the SEC as Exhibit 99.1 to Form 8-K with date of report of November 7, 1997.

         (c)      New independent accountant.

         The Registrant engaged Feldman Sherb Ehrlich & Co., P.C. as its new independent accountants as of November 6, 1998. This was approved by the Registrant's Board of Directors. During the two most recent fiscal years and through November 6, 1998, the Registrant has not consulted with Feldman Sherb Ehrlich & Co, P.C. regarding any of the matters set forth in Item 304 (a)(2)(i) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  99.1 Letter dated November 2, 1998 from STG-Coopers & Lybrand AG indicating unilateral cession of its auditor-client relationship with Registrant.

                  99.2 Registrant's counsel's letter to STG-Coopers & Lybrand AG in accordance with 304 (a) of Regulation S-K.






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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SWISSRAY INTERNATIONAL, INC.



                                       By   /s/ Josef Laupper
                                           ---------------------------
                                              Josef Laupper, Secretary

Date: November 6, 1998



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                                  EXHIBIT INDEX



 Exhibit No.      Description

 99.1 Letter dated November 2, 1998 from STG-Coopers & Lybrand AG indicating unilateral cession of its auditor-client relationship with Registrant.

 99.2 Registrant's counsel's letter to STG-Coopers & Lybrand AG in accordance with 304 (a) of Regulation S-K.